[GRAPHIC OMITTED][GRAPHIC OMITTED]

Investor Contact:          Kurt Harrington 703.312.9647 or kharrington@fbr.com
Media Contacts:            Bob Leahy 703.312.9745 or bleahy@fbr.com or
                           Bill Dixon 703.469.1092 or bdixon@fbr.com

  FBR Reports First Quarter 2003 Net Income of $5.7 Million, or $0.12 per Share
                                    (Basic);
         Q1 Pro Forma Earnings for the Merged Company of $31.5 Million,
                           or $0.24 per Share (Basic)

ARLINGTON, Va., May 7, 2003 - Friedman, Billings, Ramsey Group, Inc. (NYSE: FBR) today reported net income after tax of $5.7 million, or $0.12 (basic and diluted) per share on revenues of $49.5 million for the quarter ended March 31, 2003, compared to net income before extraordinary gain of $8.9 million, or $0.19 (basic and diluted) per share on revenues of $54.4 million for the first quarter of 2002. In the first quarter of 2003, the company's results reflected a $2.8 million income tax provision while in the first quarter of 2002, the company's results reflected no provision for income taxes due to operating loss carry forwards that were exhausted during 2002. Pre-tax income for the first quarter 2003 was $8.6 million, compared to $8.9 million before extraordinary gain for the first quarter 2002.

On March 31, 2003, FBR completed its merger with FBR Asset Investment Corporation, forming a new company known as Friedman, Billings, Ramsey Group, Inc. Accordingly, the company also is disclosing its results on a pro forma basis, in accordance with SEC Regulation S-X, Article 11, assuming the merger had occurred on January 1, 2002. On this basis, the company reported pro forma net income after tax of $31.5 million, or $0.24 (basic), $0.23 (diluted) per share on revenues of $96.8 million for the quarter ended March 31, 2003.

     The merger pro forma results for the first quarter 2003 include:
o    merger-related expenses of $2.8 million, or $0.02 per share (basic), and

o the negative impact of purchase accounting adjustments resulting from the merger, of $3.0 million, or $0.02 per share (basic).

o In addition, average mortgage-backed securities (MBS) assets during the quarter were $5.7 billion at an average net interest spread of 2.30%. As of today, the company has contracted for additional MBS purchases that would result in a portfolio of approximately $7.5 billion by June 30, meeting the company's targeted asset levels.

"We clearly expect that our earnings in the coming quarters will support our $0.34 quarterly dividend with the deployment of our excess capital at targeted leverage levels in the mortgage-backed portfolio," said Emanuel J. Friedman, Co-Chairman and Co-CEO.

"As a result of the merger, we are already seeing a very positive impact in the second quarter in our capital markets business, especially in our success in attracting investment banking business," said Co-Chairman and Co-CEO Eric F. Billings. "As of today, we are engaged on 31 lead-managed capital raising and M&A transactions representing more than $3.5 billion of potential transaction value. In the first quarter of 2003 we completed two lead-managed transactions and five M&A transactions totaling $355 million in transaction value. We are therefore highly optimistic that our capital markets business, which was close to break-even level in the first quarter, can provide the growth and retained earnings that we expect over future quarters, in addition to the cash dividends supported primarily by the MBS portfolio."

At March 31, 2003, FBR's MBS portfolio, representing the aggregate of the former FBR Asset's portfolio and FBR Group's own MBS portfolio, totaled $5.0 billion at fair value and the company's corresponding repurchase agreement liabilities were $4.3 billion, resulting in leverage to allocated capital of 6.5 to 1 in the MBS portfolio. The company targets leverage of 6 to 11 times in the MBS portfolio.

The weighted average annualized yield of FBR's MBS portfolio was 4.07% during the first quarter and the company's weighted average cost of financing for the mortgage-backed securities was 1.77% (including the cost of hedging) resulting in an average net interest spread of 2.30% (combining the portfolios of FBR Asset and FBR Group pre-merger). The spread in the first quarter was down slightly from FBR Asset's spread of 2.47% during the fourth quarter 2002 as a result of lower asset yields, partially offset by a lower cost of funds. Starting in mid-July 2003, approximately $3 billion of one-year interest rate swaps will expire with a cash basis funding cost of 2.15% which has been substantially replaced with funding that will expire in April 2004 with a funding cost of 1.35%.

Prior to the merger, FBR Asset's MBS portfolio premium equaled 1.7%. Purchase accounting adjustments recorded at the date of the merger resulted in an increase in the premium of the MBS portfolio to 2.7%. The increased premium will be amortized against the coupon of the securities in future periods, and such amortization is also reflected in the merger pro forma. The increased premium amortization will have no impact on the cash equivalent earnings generated by the portfolio.

At March 31, 2003, the company continued to maintain a low effective duration of
1.21 in its mortgage-backed securities portfolio. As of March 31, 2003 the company owned no fixed rate mortgage pools in its portfolio, and continued to own only adjustable rate mortgage-backed securities guaranteed by Fannie Mae, Freddie Mac, or Ginnie Mae.

FBR's merchant banking portfolio, representing the aggregate of the former FBR Asset's opportunity portfolio and FBR Group's own long term investments, totaled $173.1 million, or approximately 17% of the company's equity at March 31, 2003. Of this total, $112.7 million or 65.1% represented securities of publicly traded companies and companies whose securities trade among Qualified Institutional Buyers pursuant to SEC Rule 144A. Since March 31, 2003, the market value of these merchant banking securities has increased significantly.

The results of FBR's capital markets businesses (investment banking and institutional brokerage) during the first quarter 2003 reflected the poor overall equity market conditions. Nonetheless, in the investment banking business, FBR lead-managed one of only four U.S.- issuer IPOs that were executed in the first quarter. From the offering date through May 6, 2003, the offering is the best performing IPO of the year according to CommScan EquiDesk (excluding conversion transactions). In the institutional brokerage business, volumes have rebounded sharply with the improving market in the second quarter, as have investment banking activities as previously described.

In the asset management business, gross assets under management (excluding FBR Asset) amounted to $2.3 billion at March 31, 2003, representing a 42% increase over the preceding 12 months.

FBR had 131.6 million common shares outstanding, shareholders' equity of $1.0 billion, and book value per share of $7.69 as of March 31, 2003, compared with
46.5 million common shares outstanding, shareholders' equity of $245.2 million and book value per share of $5.28 as of December 31, 2002.

Friedman, Billings, Ramsey Group, Inc. provides investment banking, institutional brokerage, asset management, and private client services through its operating subsidiaries and invests in mortgage backed securities and merchant banking opportunities. FBR focuses capital and financial expertise on six industry sectors: financial services, real estate, technology, healthcare, energy and diversified industries. FBR, headquartered in the Washington, D.C. metropolitan area, with offices in Arlington, Va. and Bethesda, Md., also has offices in Atlanta, Boston, Charlotte, Chicago, Cleveland, Dallas, Denver, Irvine, London, New York, Portland, San Francisco, Seattle, and Vienna. FBR has elected REIT status for tax purposes. For more information, see http://www.fbr.com.

A live webcast of FBR's  conference  call will be  available at 9 a.m.  (Eastern
Time) via http://www.corporate-ir.net/ireye/ir_site.zhtml?ticker=FBR. Replays of the webcast will be available afterward.

The company believes that the pro forma information about the merger set forth above when read in connection with the company's GAAP financial information, can provide useful supplemental information for investors analyzing period to period comparisons of the company's results.

                     FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                (Dollars in thousands, except per share amounts)
                                   (Unaudited)

                                                      Quarter ended
                                                        March 31,


                                             2003       %      2002       %

   REVENUES:
    Investment banking                      $17,739   35.8%   $23,975   44.1%
    Institutional brokerage                  11,288   22.8%    15,803   29.1%
    Asset management
      Base fees                               7,691   15.5%     5,996   11.0%
      Incentive and investment income         8,264   16.7%     7,805   14.3%
      Technology sector investment and
       incentive loss                          (437)  -0.9%    (1,099)  -2.0%
    Interest, dividends and other             4,994   10.1%     1,890    3.5%

           Total revenues                    49,539  100.0%    54,370  100.0%

    EXPENSES:
    Compensation and benefits                24,804   50.1%    31,319   57.6%
    Business development and
     professional services                    5,879   11.9%     6,412   11.8%
    Interest                                  1,646    3.3%       370    0.7%
    Other                                     8,644   17.4%     7,380   13.6%

           Total expenses                    40,973   82.7%    45,481   83.7%

           Net income before income taxes
            and extraordinary gain            8,566   17.3%     8,889   16.3%

    Income tax provision                      2,843    5.7%         -    0.0%

           Net income before
            extraordinary gain                5,723   11.6%     8,889   16.3%

           Extraordinary gain                     -    0.0%     1,413    2.6%

           Net income                        $5,723   11.6%   $10,302   18.9%

    Basic earnings per share before
     extraordinary gain                       $0.12             $0.19
    Diluted earnings per share before
     extraordinary gain                       $0.12             $0.19

    Basic earnings per share                  $0.12             $0.23
    Diluted earnings per share                $0.12             $0.22

    Weighted average shares -- basic         47,047            45,663
    Weighted average shares -- diluted       48,547            46,171



                     FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.
       Financial & Statistical Supplement -- Operating Results (unaudited)
                  (Dollars in thousands, except per share data)


                                              YTD 2003      Q-1 03   YTD 2002

 Revenues
    Investment banking:
      Underwriting                             $8,788       $8,788    $76,556
      Corporate finance                         5,719        5,719     58,595
      Investment gains                          3,232        3,232      8,725
    Institutional brokerage:
      Principal transactions                    3,751        3,751     27,512
      Agency commissions                        7,537        7,537     35,672
    Asset management:
      Base management fees                      7,691        7,691     28,956
      Incentive income                          5,579        5,579     14,258
      Net investment income (loss)              2,685        2,685     16,276
      Technology sector investment and
       incentive income (loss)                   (437)        (437)    (5,622)
    Interest, dividends and other               4,994        4,994      7,275
         Total revenues                        49,539       49,539    268,203

    Expenses
    Compensation and benefits                  24,804       24,804    147,072
    Business development &
     professional services                      5,879        5,879     30,589
    Clearing and brokerage fees                 1,232        1,232      5,353
    Occupancy & equipment                       2,199        2,199      8,838
    Communications                              2,209        2,209      8,185
    Interest expense                            1,646        1,646      2,073
    Other operating expenses                    3,004        3,004     10,652
         Total expenses                        40,973       40,973    212,762

    Net income before taxes and
     extraordinary gain                         8,566        8,566     55,441

    Income tax provision                        2,843        2,843      3,035

    Net income before extraordinary gain       $5,723       $5,723    $52,406

    Extraordinary gain                            -            -        1,413
    Income tax provision on
     extraordinary gain                           -            -          536

    Net income                                 $5,723       $5,723    $53,283

    Net income before taxes and
     extraordinary gain as a percentage
     of revenue                                 17.3%        17.3%      20.7%

    ROE (annualized)                             3.6%         3.6%      24.8%

    Total shareholders' equity             $1,011,647   $1,011,647   $245,165

    Basic earnings per share                    $0.12        $0.12      $1.16
    Diluted earnings per share                  $0.12        $0.12      $1.10

    Ending shares outstanding
     (in thousands)                           131,576      131,576     46,456

    Book value per share                        $7.69        $7.69      $5.28

    Gross assets under management
     (in millions)
    Managed accounts                           $818.8       $818.8   $6,538.0
    Hedge & offshore funds                      237.5        237.5      247.0
    Mutual funds                              1,196.8      1,196.8    1,188.5
    Private equity funds                         32.7         32.7       34.7
    Technology sector funds                      49.7         49.7       63.8
         Total                               $2,335.5     $2,335.5   $8,072.0

    Net assets under management
     (in millions)
    Managed accounts                            $82.7        $82.7     $871.5
    Hedge & offshore funds                      159.4        159.4      162.4
    Mutual funds                              1,191.6      1,191.6    1,173.3
    Private equity funds                         28.6         28.6       30.9
    Technology sector funds                      45.4         45.4       48.2
         Total                               $1,507.7     $1,507.7   $2,286.3

    Productive assets under management
     (in millions)
    Managed accounts                           $818.8       $818.8   $6,538.0
    Hedge & offshore funds                      159.4        159.4      162.4
    Mutual funds                              1,191.6      1,191.6    1,173.3
    Private equity funds                         90.9         90.9       91.2
    Technology sector funds                     249.2        249.2      249.0
         Total                               $2,509.9     $2,509.9   $8,213.9

    Employee count                                493          493        481

                                         Q-4 02    Q-3 02    Q-2 02    Q-1 02

  Revenues
    Investment banking:
      Underwriting                       $8,890   $30,108   $25,248   $12,310
      Corporate finance                  11,119    26,175     9,827    11,474
      Investment gains                    4,312     2,627     1,595       191
    Institutional brokerage:
      Principal transactions              6,339     5,743     8,372     7,058
      Agency commissions                  8,344     8,629     9,954     8,745
    Asset management:
      Base management fees                8,119     7,208     7,633     5,996
      Incentive income                    5,291     4,282     2,902     1,783
      Net investment income (loss)        4,474    (2,737)    8,517     6,022
      Technology sector investment and
       incentive income (loss)              111    (2,202)   (2,432)   (1,099)
    Interest, dividends and other         1,868     1,879     1,638     1,890
         Total revenues                  58,867    81,712    73,254    54,370

    Expenses
    Compensation and benefits            31,617    45,725    38,411    31,319
    Business development &
     professional services                7,545     8,650     7,982     6,412
    Clearing and brokerage fees           1,467     1,443     1,817       626
    Occupancy & equipment                 2,274     2,309     2,046     2,209
    Communications                        1,910     2,009     2,187     2,079
    Interest expense                        665       608       430       370
    Other operating expenses              2,608     2,976     2,602     2,466
         Total expenses                  48,086    63,720    55,475    45,481

    Net income before taxes and
     extraordinary gain                  10,781    17,992    17,779     8,889

    Income tax provision                    692     2,343       -         -

    Net income before
     extraordinary gain                 $10,089   $15,649   $17,779    $8,889

    Extraordinary gain                      -         -         -       1,413
    Income tax provision on
     extraordinary gain                     -         536       -         -

    Net income                          $10,089   $15,113   $17,779   $10,302

    Net income before taxes and
     extraordinary gain as a
     percentage of revenue                18.3%     22.0%     24.3%     16.3%

    ROE (annualized)                      16.8%     26.7%     34.4%     21.7%

    Total shareholders' equity         $245,165  $234,625  $218,368  $194,590

    Basic earnings per share              $0.22     $0.33     $0.39     $0.23
    Diluted earnings per share            $0.21     $0.31     $0.36     $0.22

    Ending shares outstanding
     (in thousands)                      46,456    46,396    46,339    45,751

    Book value per share                  $5.28     $5.06     $4.71     $4.25

    Gross assets under management
     (in millions)
    Managed accounts                   $6,538.0  $7,356.0  $4,152.3  $2,757.7
    Hedge & offshore funds                247.0     232.3     216.0     209.2
    Mutual funds                        1,188.5   1,071.2   1,313.4   1,270.4
    Private equity funds                   34.7      41.7      46.1      46.4
    Technology sector funds                63.8      54.0      56.6      60.4
         Total                         $8,072.0  $8,755.2  $5,784.4  $4,344.1

    Net assets under management
     (in millions)
    Managed accounts                     $871.5    $849.7    $748.5    $394.5
    Hedge & offshore funds                162.4     162.9     188.5     157.7
    Mutual funds                        1,173.3   1,064.4   1,297.7   1,214.1
    Private equity funds                   30.9      40.1      45.5      45.5
    Technology sector funds                48.2      48.6      52.3      55.8
         Total                         $2,286.3  $2,165.7  $2,332.5  $1,867.6

    Productive assets under management
     (in millions)
    Managed accounts                   $6,538.0  $7,356.0  $4,152.3  $2,757.7
    Hedge & offshore funds                162.4     162.9     188.5     157.7
    Mutual funds                        1,173.3   1,064.4   1,297.7   1,214.1
    Private equity funds                   91.2      92.5      94.8      95.3
    Technology sector funds               249.0     248.5     248.1     249.3
         Total                         $8,213.9  $8,924.3  $5,981.4  $4,474.1

    Employee count                          481       464       445       441


                     FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.
                           CONSOLIDATED BALANCE SHEETS
                  (Dollars in thousands, except per share data)

                                                  (Unaudited)
    ASSETS                                         31-Mar-03         31-Dec-02

    Cash and cash equivalents                       $93,966          $90,007
    Receivables                                      51,399           28,122
    Due from clearing broker                              -           43,146
    Investments:
      Mortgage-backed securities, at fair
       value                                      5,019,077           38,505
      Trading securities, at market value             9,627            8,298
      Long-term investments                         173,146          150,447
    Bank loans, net                                  14,494           15,052
    MMA acquired management contracts                17,300           17,629
    Goodwill                                        105,398                -
    Building, furniture, equipment and
     leasehold improvements, net                      9,214            9,156
    Other assets                                      7,486            5,823
         Total assets                            $5,501,107         $406,185


    LIABILITIES AND SHAREHOLDERS' EQUITY

    Liabilities:
    Trading account securities sold
     short, at market value                            $152          $19,932
    Repurchase agreements                         4,342,377           16,352
    Interest rate swaps                              10,481                -
    Accounts payable and accrued expenses            40,927           16,412
    Accrued compensation and benefits                15,357           41,255
    Bank deposits                                    54,781           51,215
    Short-term loans payable                         20,000           10,588
    Long-term secured loan                            5,385            5,266
         Total liabilities                        4,489,460          161,020

    Shareholders' equity:
    Common stock, 137,120 and 51,024
     shares, respectively                             1,371              510
    Additional paid-in capital                      986,393          215,862
    Treasury stock, at cost, 1,544 and
     568 shares, respectively                       (12,326)          (4,143)
    Employee stock loan receivable
     including accrued interest
     (4,000 shares)                                 (24,562)         (24,182)
    Accumulated other comprehensive
     income                                           2,275            4,345
    Retained earnings                                58,496           52,773
         Total shareholders' equity               1,011,647          245,165

         Total liabilities and
          shareholders' equity                   $5,501,107         $406,185


    Book Value per Share                              $7.69            $5.28

    Shares Outstanding                              131,576           46,456


       UNAUDITED CONDENSED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                      FOR THE QUARTER ENDED MARCH 31, 2003
                (Dollars in thousands, except per share amounts)


                                           Historical           Pro Forma

                                         FBR       FBR     Adjust-    Consoli-
                                        Group     Asset     ments      dated

  Revenues:
      Investment banking:
        Underwriting(Note 1a)           $8,788      $-       $353      $9,141
        Corporate finance                5,719       -        -         5,719
        Investment gains                 3,232       -        -         3,232
      Institutional brokerage:
        Principal transactions           3,751       -        -         3,751
        Agency commissions               7,537       -        -         7,537
      Asset management:
        Base management fees(Note 1b)    7,691       -     (2,762)      4,929
        Incentive allocations and fees
         (Note 1b)                       5,579       -     (5,617)        (38)
        Net investment income (loss)
         (Note 1c)                       2,685     9,599   (2,860)      9,424
        Technology sector net
         investment and incentive loss    (437)      -        -          (437)
      Dividends and other(Note 1a)       1,507       388     (353)      1,542
      Interest(Note 1d)                  3,487    51,913   (3,417)     51,983
        Total revenues                  49,539    61,900  (14,656)     96,783
      Interest expense(Note 1e)          1,646    21,355     (429)     22,572
        Net revenues                    47,893    40,545  (14,227)     74,211

    Expenses:
      Compensation and benefits         24,804       -        -        24,804
      Business development and
       professional services             5,879     3,335      -         9,214
      Clearing and brokerage fees        1,232       -        -         1,232
      Occupancy and equipment            2,199       -        -         2,199
      Communications                     2,209       -        -         2,209
      Other operating expenses
       (Note 1f)                         3,004     8,379   (8,379)      3,004
        Total expenses                  39,327    11,714   (8,379)     42,662
      Net income (loss) before taxes
       and extraordinary gain            8,566    28,831   (5,848)     31,549
      Income tax provision(Note 1g)      2,843       146   (2,989)        -
      Net income (loss) before
       extraordinary gain               $5,723   $28,685  $(2,859)    $31,549
      Basic earnings per share before
       extraordinary gain                $0.12     $1.10                $0.24
      Diluted earnings per share before
       extraordinary gain                $0.12     $1.10                $0.23

      Weighted average shares
       outstanding:
        Basic(Note 1h)                  47,047    26,154   85,972     133,019
        Diluted(Note 1h)                48,547    26,179   86,063     134,610

                     Notes to Unaudited Condensed Pro Forma
             Consolidated Financial Statements for the Quarter Ended
                                 March 31, 2003
                             (Dollars in thousands)

    (1) A summary of the unaudited condensed pro forma consolidated statements of operations adjustments to effect the merger is as follows:

    (a) Underwriting -- These balances in the unaudited condensed pro forma consolidated statements of operations reflect adjustments to reclassify to underwriting revenue amounts paid by FBR Group to FBR Asset in connection with investment banking transactions pursuant to a fee sharing agreement between the companies of $353 for the three months ended March 31, 2003.

    (b) Base management fees and incentive allocations and fees - These balances in the unaudited condensed pro forma consolidated statements of operations reflect adjustments to eliminate FBR Group's base management and incentive fees earned pursuant to its management agreement with FBR Asset of $2,762 and $5,617, respectively for the three months ended March 31, 2003.

    (c) Net investment income -- These balances in the unaudited condensed pro forma consolidated statements of operations reflect adjustments to eliminate FBR Group's income derived from its equity investment in FBR Asset of $2,860 for the three months ended March 31, 2003.

    (d) Interest -- These balances in the unaudited condensed pro forma consolidated statements of operations reflect adjustments to record amortization of premiums created in purchase accounting due to the new cost basis of FBR Asset's mortgage-backed securities at the time of the merger of $3,417 for the three months ended March 31, 2003.

        The adjustments discussed above to record amortization of premiums established on FBR Asset's mortgage-backed securities have been prepared in accordance with SEC Regulation S-X - Article 11. These adjustments, however, do not correspond to the mortgage-backed securities balances during the historical periods but are reflective of amortization that would be recorded in the future considering the March 31, 2003 value of FBR Asset's mortgage-backed securities portfolio. In purchase accounting, the March 31, 2003 unrealized gain on these FBR Asset securities contained in other comprehensive income was eliminated and a new cost basis established. In this case, the unrealized gain creates a premium that will be amortized over the remaining lives of the applicable March 31, 2003 mortgage-backed securities. The adjustments in the pro forma financial statements reflect the amortization of this premium created in purchase accounting calculated based on the application of the effective interest method for recognizing interest income and includes management's assumptions with respect to prepayment speeds as of March 31, 2003 as required by SFAS No. 91, "Accounting for Nonrefundable Fees and Costs Associated with Originating or Acquiring Loans and Initial Direct Costs of Leases." The total additional premium established based on the March 31, 2003 balance sheet is $46,850 and based upon prepayment speeds as of March 31, 2003 substantially all would be amortized over approximately three and a half years.

    (e) Interest expense -- These balances in the unaudited condensed pro forma consolidated statements of operations reflect interest adjustments created in purchase accounting related to FBR Asset's interest rate swaps as of March 31, 2003 of $429 for the three months ended March 31, 2003.

    These interest rate swaps are cash flow hedges of the debt recorded on the balance sheet used to finance the mortgage-backed securities and convert a portion of the variable interest rate borrowings to a fixed interest rate. In purchase accounting, the March 31, 2003 unrealized loss on these FBR Asset derivatives of approximately $10,480 contained in other comprehensive income was eliminated. In this case, the unrealized loss created a credit balance (i.e., a day-one value of the derivatives) which is recorded as a liability on the balance sheet. The day-one value of the interest rate swaps recorded as a liability reestablishes the market rate of interest on the derivatives and reduces the fixed rate of interest expense over the remaining lives of the derivatives, which range from four months to sixteen months. These adjustments are based upon the fair value of the instruments and market rates as of March 31, 2003 using the effective interest method.

    (f) Other operating expenses -- These balances in the unaudited condensed pro forma consolidated statements of operations reflect adjustments to eliminate base management and incentive fees payable by FBR Asset to FBR Group.

    (g) Income tax provision (benefit) -- These balances in the unaudited condensed pro forma consolidated statements of operations reflect adjustments to present the tax provision of the combined entity's taxable REIT subsidiaries based on the effective tax rate of these subsidiaries during the period.

    (h) Basic and diluted weighted average shares outstanding -- These balances in the unaudited condensed pro forma consolidated statements of operations reflect the conversion of historical FBR Asset shares not owned by FBR Group based on the 3.65 exchange ratio.

                     Friedman, Billings, Ramsey Group, Inc.
                   Long-Term Investment Matrix (Unaudited)(1)
                              As of March 31, 2003
                             (Dollars in thousands)

     The  following  chart shows the  allocation of Friedman,  Billings,  Ramsey
Group, Inc.'s long-term investments, as stated on the March 31, 2003 balance sheet, by sector and by managed fund and also shows the allocation of long-term investments in publicly traded and private securities. Managed funds are categorized by the value of the majority of their investments. In addition, from time to time, FBR Group implements risk management strategies, the value of which may not be included in the balance sheet line for long-term investments.

    Financial                        Public          Private    Total
    FBR Ashton, Limited Partnership  $6,514            $-      $6,514    3.8%
    FBR Private Equity Fund, LP         543             858     1,401    0.8%
    FBR Future Financial Fund, LP       -             1,040     1,040    0.6%
    FBR Financial Services
     Partners, LP                        27             507       534    0.3%
    Direct investment                53,604          10,500    64,104   37.0%
                                     60,688          12,905    73,593   42.5%

    Real Estate/Mortgage
    Direct investment                 3,918          45,011    48,929   28.3%
                         Subtotal    64,606          57,916   122,522   70.8%

    Technology and Biotechnology
    FBR Technology Venture
     Partners, LP(2)                    -               583       583    0.3%
    FBR Technology Venture
     Partners II                        -             1,845     1,845    1.1%
    FBR CoMotion Venture Capital I,
     LP(3)                              -             1,886     1,886    1.1%
    FBR Family of Mutual Funds          743             -         743    0.4%
    DDL and related direct
     investments                      1,107           5,541     6,648    3.8%
    Direct investment                   323             -         323    0.2%
    Third-party partnerships            -             2,677     2,677    1.6%
    Other                                98             797       895    0.5%
                                      2,271          13,329    15,600    9.0%

    Capital Crossover Partners
     (third-party partnership)       12,855             -      12,855    7.4%
                         Subtotal    15,126          13,329    28,455   16.4%

    Debt
    Direct investment(4)                -             7,500     7,500    4.3%

    Other
    FBR Arbitrage, LLC                6,624             -       6,624    3.8%
    FBR Weston, Limited Partnership   2,560             -       2,560    1.5%
    FBR Pegasus Fund, LLC(5)          2,699             -       2,699    1.6%
    Third-party partnership             750             -         750    0.4%
    Other                                65           1,971     2,036    1.2%
                                     12,698           1,971    14,669    8.5%

    TOTALS                          $92,430         $80,716  $173,146  100.0%

    (1) Excludes trading securities inventory.

    (2) Amount includes accrued Fund Manager Compensation expense ("FMC") of $79. Asset value net of FMC as of March 31, 2003 was $504.

    (3) Amount includes loans of $344 made by FBR Group to FBR CoMotion Venture Capital I, LP.

    (4) Represents private debt of one issuer with a face amount of $7,500.

    (5) Fund of private funds. Comprises public securities of component funds according to component fund managers.

Statements concerning future performance, developments, events, market forecasts, revenues, expenses, earnings, run rates and any other guidance on present or future periods, constitute forward-looking statements that are subject to a number of factors, risks and uncertainties that might cause actual results to differ materially from stated expectations or current circumstances. These factors include, but are not limited to, the effect of demand for public offerings, activity in the secondary securities markets, interest rates, interest spreads, mortgage pre-payment speeds, risks associated with merchant banking investments, available technologies, competition for business and personnel, and general economic, political and market conditions. These and other risks are described in the company's Annual Report and Form 10-K and quarterly reports on Form 10-Q that are available from the company and from the SEC.
                                       ###